                                                                       EXHIBIT A

                             JOINT FILING AGREEMENT


         The undersigned and each other person executing this joint filing agreement (this "Filing Agreement") agree as follows:

         The undersigned and each other person executing this Filing Agreement are individually eligible to use the Schedule 13G to which this Exhibit is attached and such Schedule 13G is filed on behalf of the undersigned and each other person executing this Filing Agreement.

         The undersigned and each other person executing this Filing Agreement are responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Filing Agreement is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

         This Filing Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:   February 15, 1999


MADISON DEARBORN CAPITAL PARTNERS II, L.P.
By: Madison Dearborn Partners II, L.P., its general partner
By: Madison Dearborn Partners, Inc., its general partner

By: /s/ Paul J. Finnegan
   --------------------------------
Its:    Managing Director
    -------------------------------



MADISON DEARBORN PARTNERS II, L.P.

By: Madison Dearborn Partners, Inc., its general partner

By: /s/ Paul J. Finnegan
   --------------------------------
Its:    Managing Director
    -------------------------------


MADISON DEARBORN PARTNERS, INC.

By: /s/ Paul J. Finnegan
   --------------------------------
Its:    Managing Director
    -------------------------------

              [Additional Signature Page to Joint Filing Agreement]


MORGAN STANLEY CAPITAL PARTNERS  III, L.P.
By: MSCP III, L.P., its general partner
By: Morgan Stanley Capital Partners III, Inc., its general partner

By: /s/ PETER R. VOGELSANG
   --------------------------------
Its: Secretary
    -------------------------------


MSCP III, L.P.
By: Morgan Stanley Capital Partners III, Inc., its general partner

By: /s/ PETER R. VOGELSANG
   --------------------------------
Its: Secretary
    -------------------------------


MORGAN STANLEY CAPITAL PARTNERS III, INC.

By: /s/ PETER R. VOGELSANG
   --------------------------------
Its: Secretary
    -------------------------------


MORGAN STANLEY CAPITAL INVESTORS, L.P.
By: MSCP III, L.P., its general partner
By: Morgan Stanley Capital Partners III, Inc., its general partner

By: /s/ PETER R. VOGELSANG
   --------------------------------
Its: Secretary
    -------------------------------


MSCP III 892 INVESTORS, L.P.
By: MSCP III, L.P., its general partner
By: Morgan Stanley Capital Partners III, Inc., its general partner

By: /s/ PETER R. VOGELSANG
   --------------------------------
Its: Secretary
    -------------------------------


MORGAN STANLEY DEAN WITTER, DISCOVER & CO.

By: /s/ PETER R. VOGELSANG
   --------------------------------
Its: Authorized Signatory
    -------------------------------

              [Additional Signature Page to Joint Filing Agreement]


FRONTENAC VII LIMITED PARTNERSHIP
By: Frontenac Company VII, LLC, its general partner

By: /s/ Karen C. Fanelli
   --------------------------------
Karen C. Fanelli, Under Power of Attorney (attached hereto as Exhibit D)


FRONTENAC MASTERS VII LIMITED PARTNERSHIP
By: Frontenac Company VII, LLC, its general partner

By: /s/ Karen C. Fanelli
   --------------------------------
Karen C. Fanelli, Under Power of Attorney (attached hereto as Exhibit D)


FRONTENAC COMPANY VII, LLC

By: /s/ Karen C. Fanelli
   --------------------------------
Karen C. Fanelli, Under Power of Attorney (attached hereto as Exhibit D)


/s/ Karen C. Fanelli
   --------------------------------
Karen C. Fanelli, under Power of Attorney (attached hereto as Exhibit D) for:
         Paul D. Carbery
         James E. Cowie
         James E. Crawford III
         Rodney L. Goldstein
         Martin J. Koldyke
         Martin Laird Koldyke
         Roger S. McEniry
         Laura P. Pearl
         Jeremy H. Silverman

              [Additional Signature Page to Joint Filing Agreement]


BATTERY VENTURES IV, L.P.
By:  Battery Partners IV, LLC, its general partner

By: /s/ RICHARD D. FRISBIE
   --------------------------------
Its: Member Manager
    -------------------------------


BATTERY INVESTMENT PARTNERS IV, LLC

By: /s/ RICHARD D. FRISBIE
   --------------------------------
Its: Member Manager
    -------------------------------


BATTERY PARTNERS IV, LLC

By: /s/ RICHARD D. FRISBIE
   --------------------------------
Its: Member Manager
    -------------------------------

/s/ RICHARD D. FRISBIE
----------------------------
Richard D. Frisbie, individually and under Power of Attorney for:
         Robert G. Barrett
         Oliver D. Curme
         Thomas J. Crotty
         Kenneth P. Lawler
         Todd A. Dagres

              [Additional Signature Page to Joint Filing Agreement]



ROYCE J. HOLLAND FAMILY LIMITED PARTNERSHIP

By: /s/ Royce J. Holland
   --------------------------------
Its: Sole General Partner


/s/ Royce J. Holland
-----------------------------------
ROYCE J. HOLLAND


/s/ Thomas M. Lord
-----------------------------------
THOMAS M. LORD


/s/ C. Daniel Yost
-----------------------------------
C. DANIEL YOST


/s/ John J. Callahan
-----------------------------------
JOHN J. CALLAHAN